Exhibit 99.2 VTX002 Phase 2 Ulcerative Colitis Results October 9, 2023 1

Forward Looking Statements Ventyx Biosciences, Inc. (“Ventyx” or the “Company”) cautions you that statements contained in this presentation regarding matters that are not historical facts are forward-looking statements. These statements are based on the Company’s current beliefs and expectations. Such forward-looking statements include, but are not limited to, statements regarding: the potential of Ventyx’s product candidates and the anticipated continued progression of the development pipeline for such product candidates; and the therapeutic and commercial potential of VTX002 in ulcerative colitis. The inclusion of forward-looking statements should not be regarded as a representation by Ventyx that any of its plans will be achieved. Actual results may differ from those set forth in this presentation due to the risks and uncertainties inherent in Ventyx’s business, including, without limitation: potential delays in the commencement, enrollment and completion of clinical trials; Ventyx’s dependence on third parties in connection with product manufacturing, research and preclinical and clinical testing; disruptions in the supply chain, including raw materials needed for manufacturing and animals used in research; delays in site activations and enrollment of clinical trials; the results of preclinical studies; early clinical trials not necessarily being predictive of future results; interim results not necessarily being predictive of final results; the potential of one or more outcomes to materially change as a trial continues and more patient data become available and following more comprehensive audit and verification procedures; regulatory developments in the United States and foreign countries; unexpected adverse side effects or inadequate efficacy of Ventyx’s product candidates that may limit their development, regulatory approval and/or commercialization, or may result in recalls or product liability claims; Ventyx’s ability to obtain and maintain intellectual property protection for its product candidates; the use of capital resources by Ventyx sooner than expected; disruption to Ventyx’s operations from the ongoing military conflict in Ukraine, including clinical trial delays; and other risks described in Ventyx’s prior press releases and Ventyx’s filings with the Securities and Exchange Commission (SEC), including in Part II, Item 1A (Risk Factors) of Ventyx’s Quarterly Report on Form 10- Q for the quarterly period ended June 30, 2023, filed on August 10, 2023, and any subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Ventyx undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This presentation includes statistical and other industry and market data that we obtained from industry publications and research, surveys and studies conducted by third parties as well as our own estimates of potential market opportunities. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. Our estimates of the potential market opportunities for our products include several key assumptions based on our industry knowledge, industry publications, third-party research and other surveys, which may be based on a small sample size and may fail to accurately reflect market opportunities. While we believe that our internal assumptions are reliable, such assumptions have not been verified by any third party. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of important factors that could cause results to differ materially from those expressed in the estimates made by third parties and by us. Trademarks in this presentation are the property of their respective owners and used for informational and education purposes only. 2

Introduction Raju Mohan, Ph.D. Founder and Chief Executive Officer 3

VTX002 Phase 2 Ulcerative Colitis Results Speakers and Participants Ventyx Management Team Guest Speaker and KOL Martin Auster, MD Chris Krueger, JD Raju Mohan, PhD William Sandborn, MD Bruce Sands, MD CHIEF EXECUTIVE OFFICER, PRESIDENT & CHIEF MEDICAL CHIEF FINANCIAL OFFICER CHIEF BUSINESS OFFICER CHIEF OF GASTROENTEROLOGY FOUNDER & DIRECTOR OFFICER MOUNT SINAI HEALTH SYSTEM Dr. Sands is the primary investigator for this trial and a paid consultant for Ventyx Biosciences, Inc. with stock and stock options in the company. 4

VTX002 Phase 2 Ulcerative Colitis Results William Sandborn, M.D. President and CMO 5

Executive Summary - Phase 2 Trial in Ulcerative Colitis Data Establish VTX002 as a Potential Best-in-Disease Oral Agent Ø Potential best-in-disease oral efficacy and safety profile: § Highly differentiated efficacy on stringent and objective outcome measures § Compelling clinical remission rate § Unprecedented rate of complete endoscopic remission § Achievement of endoscopic remission/normalization is a high priority treatment objective § Excellent safety profile: § No atrioventricular block or bradycardia § No serious or opportunistic infections § No macular edema Ø Phase 2 data support further development of VTX002 in ulcerative colitis 6

VTX002 Phase 2 UC Trial

Trial Design Overview

Key eligibility criteria:

- Patients with moderately to severely active UC as defined by the Modified (3-component) Mayo Score
- Insufficient response, loss of response, and/or intolerance to conventional or advanced therapies

Endpoints:

- **Primary Endpoint:** Clinical remission at Week 13 as defined by the Modified Mayo Score
- **Key Secondary Endpoints:** Endoscopic improvement; symptomatic remission; histologic remission; endoscopic improvement-histologic remission


Baseline
Primary Endpoint
Week 13
Week 52
Patients with Moderate to Severe UC (N=213)
Randomization
1:1:1
VTX002 60 mg
VTX002 30 mg
Placebo
R
VTX002 60 mg
VTX002 30 mg
Placebo
Patients with loss of response
NR
*Open-label extension – VTX002 60 mg up to ~ 2 years

Note: NCT05156125. MMS: Modified Mayo Score; R: responder; NR: non-responder.

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Subject Disposition: High Trial Completion Rate


Randomized and Treated
(N=213)*
Placebo (N=70)
VTX002 30 mg (N=73)
VTX002 60 mg (N=70)
Discontinued treatment
(N=4; 5.7%)
Primary reason:
Disease worsening (n=1)
Withdrawal of consent (n=1)
Investigator decision (n=1)
Non-compliance (n=1)
Discontinued treatment
(N=3, 4.1%)
Primary reason:
Disease worsening (n=1)
Non-compliance (n=1)
Adverse event (n=1)
Discontinued treatment
(N=3, 4.3%)
Primary reason:
Disease worsening (n=1)
Adverse event (n=2)
Completed (N=66, 94.3%)
Completed (N=70, 95.9%)
Completed (N=67, 95.7%)

ventyx BIOSCIENCES

*Protocol originally allowed participants with baseline MMS of 4 to 9. Inclusion criteria were subsequently amended to allow baseline MMS of 5 to 9. Four participants with baseline MMS of 4 were randomized and treated. These participants are excluded from the primary efficacy analysis set but included in the safety analysis set. MMS: Modified Mayo Score. ES: Mayo Endoscopic Subscore. RB: Mayo Rectal Bleeding Subscore.

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Baseline Demographics and Disease Characteristics Placebo VTX002 30 mg VTX002 60 mg (N=70) (N=73) (N=70) Age, years, mean (SD) 40 (14) 42 (15) 39 (14) Female, n (%) 32 (46%) 26 (36%) 39 (56%) Geographic Region, n (%) North America 10 (14%) 16 (22%) 10 (14%) Europe 54 (77%) 53 (73%) 53 (76%) Other 6 (9%) 4 (6%) 7 (10%) Duration of UC, years, mean (SD) 6.9 (6.6) 6.5 (6.3) 6.8 (6.3) Extent of UC, n (%) Proctitis 7 (10%) 6 (8%) 5 (7%) Proctosigmoiditis 26 (37%) 30 (41%) 31 (44%) Pancolitis 32 (46%) 32 (44%) 31 (44%) Other 5 (7%) 5 (7%) 3 (4%) Modified Mayo Score (3 component), mean (SD) 6.8 (1.2) 6.7 (0.9) 6.5 (1.1) Mayo Endoscopic Subscore, n (%) 2 36 (51%) 36 (49%) 32 (46%) 3 34 (49%) 37 (51%) 38 (54%) Corticosteroid use at baseline, n (%) 22 (31%) 22 (30%) 22 (31%) Prior use of advanced therapies, n (%) 17 (24%) 18 (25%) 14 (20%) Prior failure of anti-TNFα 11 (16%) 13 (18%) 8 (11%) Prior failure of vedolizumab 6 (9%) 7 (10%) 3 (4%) Prior failure of JAK inhibitor 3 (4%) 2 (3%) 1 (1%) 9 Source: Ventyx data on file

Compelling Clinical Remission and Endoscopic Improvement Primary and Secondary Endpoint at Week 13 vs. Placebo Placebo (N=70) Baseline MMS 5 to 9 (N=209) VTX002 30 mg (N=71) ∆ = 21% VTX002 60 mg (N=68) p=0.007 ∆ = 17% ∆ = 17% p=0.018 p=0.016 37% ∆ = 13% 32% p=0.041 28% 24% 16% 11% Placebo VTX002 VTX002 Placebo VTX002 VTX002 Clinical Remission (Primary) Endoscopic Improvement (ES ≤ 1) 30mg 60mg 30mg 60mg Clinical remission by modified Mayo Score (MMS) is defined as stool frequency subscore = 0 or 1, rectal bleeding subscore = 0, and endoscopic subscore ≤ 1 (excluding friability). Endoscopic improvement is defined as a Mayo endoscopic subscore of 0 or 1. P-value for testing the treatment difference is based on Cochran-Mantel-Haenszel test adjusted for prior use of advanced 10 therapies, baseline corticosteroid use and baseline disease activity. Full analysis set with non-responder imputation. Source: Ventyx data on file.

Unprecedented Rate of Complete Endoscopic Remission

Secondary Endpoints at Week 13 vs. Placebo



Baseline MMS 5 to 9 (N=209)
Placebo (N=70)
VTX002 30 mg (N=71)
VTX002 60 mg (N=68)
Δ = 22%
p=0.001
Δ = 14%
p=0.014
29%
21%
7%
Endoscopic Remission (ES=0)
Δ = 16%
p=0.007
Δ = 10%
p=0.046
22%
16%
6%
Endoscopic & Clinical Remission

Clinical remission by modified Mayo Score (MMS) is defined as stool frequency subscore = 0 or 1, rectal bleeding subscore = 0, and endoscopic subscore ≤ 1 (excluding friability). Endoscopic remission is defined as a Mayo endoscopic subscore of 0. P-value for testing the treatment difference is based on Cochran-Mantel-Haenszel test adjusted for prior use of advanced therapies, baseline corticosteroid use and baseline disease activity. Full analysis set with non-responder imputation. Source: Ventyx data on file.

ventyx BIOSCIENCES | 11

VTX002 Is a Potential Best-in-Disease Oral Agent S1P1 Modulator Competitive Landscape – Clinical Remission and Endoscopic Remission Placebo-Adjusted Clinical Remission Placebo-Adjusted Endoscopic Remission (ES=0) Phase 2 and Phase 3 Trials – Induction Period Phase 2 and Phase 3 Trials – Induction Period Pooled rate = 15% 22% 20% 17% Pooled rate = 9% 12% 10% 10% 9% 3% Ozanimod Etrasimod Ph3 Etrasimod Ph3 VTX002 60 mg Ozanimod Etrasimod Ph3 Etrasimod Ph3 VTX002 60 mg Phase 3 ELEVATE 12 ELEVATE 52 Phase 2 Phase 3 ELEVATE 12 ELEVATE 52 Phase 2 Note: Charts represent cross-trial comparisons and not results of a head-to-head study. Caution should be exercised when comparing across trials due to differences in trial 12 design and patient characteristics. Source: Sandborn et al. N Engl J Med 2021;385:1280-91. Sandborn et al. Lancet 2023;401:1159–71. Ventyx data on file.

Highly Competitive Clinical Remission Rate Competitive Landscape – Absolute and Placebo-Adjusted Clinical Remission Clinical Remission (3 Component Mayo Score)* Phase 2 and Phase 3 Trials – Induction Period 33% 28% 27% 27% 26% 25% 23% 10% 18% 18% 17% 29% 17% 17% z 20% 15% 22% 25% 15% 10% 12% 12% 11% 13% 8% 8% 7% 6% 5% 5% 4% 4% 2% Entyvio Tremfya PRA023 Xeljanz Xeljanz Rinvoq Rinvoq Ozanimod Etrasimod Ph3 Etrasimod Ph3 VTX002 60 mg Phase 3 Phase 3 Phase 2 Phase 3 UC-1 Phase 3 UC-2 Phase 3 UC-1 Phase 3 UC-2 Phase 3 ELEVATE 12 ELEVATE 52 Phase 2 α4β7 IL-23 p19 TL1A S1P1 JAKi *Entyvio clinical remission is based on the 4 Component Mayo Score; all others use the 3 Component Mayo Score. Note: Charts represent cross-trial comparisons and not results of a head-to-head study. Caution should be exercised when comparing across trials due to differences in trial design and patient characteristics. Source: Danese et al. Lancet 2022; 399:2113–28. Feagan et al. N Engl J Med 2013; 369:699-710. Sandborn et al. N Engl J Med 2017;376:1723-36. Sandborn et al. N Engl J Med 2021;385:1280-91. 13 Sandborn et al. Lancet 2023;401:1159–71. PRA023: Danese et. al. (ECCO 2023). Tremfya: JNJ Ph3 topline press release. Ventyx data on file.

Unprecedented Rate of Complete Endoscopic Remission Competitive Landscape – Placebo-Adjusted Endoscopic Remission (ES=0) Placebo-Adjusted Endoscopic Remission (Endoscopic Subscore = 0) Phase 2 and Phase 3 Trials – Induction Period 22% Pooled rate = 15% 16% Pooled rate = 9% z 13% 12% 10% 10% Pooled rate = 5% 9% 5% 5% 3% 1% Entyvio Tremfya PRA023 Xeljanz Xeljanz Rinvoq Rinvoq Zeposia Etrasimod Ph3 Etrasimod Ph3 VTX002 60 mg Phase 3 Phase 3 Phase 2 Phase 3 UC-1 Phase 3 UC-2 Phase 3 UC-1 Phase 3 UC-2 Phase 3 ELEVATE 12 ELEVATE 52 Phase 2 α4β7 IL-23 p19 TL1A S1P1 JAKi Note: Charts represent cross-trial comparisons and not results of a head-to-head study. Caution should be exercised when comparing across trials due to differences in trial design and patient characteristics. Source: PRA023: Danese et. al. (ECCO 2023). Danese et al. Lancet 2022; 399:2113–28. Feagan et al. N Engl J Med 2013; 369:699-710. Sandborn et al. N Engl J Med 2017;376:1723-36. 14 Sandborn et al. N Engl J Med 2021;385:1280-91. Sandborn et al. Lancet 2023;401:1159–71. Tremfya: JNJ Ph3 topline press release. Ventyx data on file.

Unprecedented Rate of Complete Endoscopic Remission Competitive Landscape – Absolute and Placebo-Adjusted Endoscopic Remission (ES=0) Endoscopic Remission (Endoscopic Subscore = 0) Phase 2 and Phase 3 Trials – Induction Period 29% 18% 17% 22% 27% 26% 15% 15% z 14% 22% 22% 12% 9% 16% 10% 10% 7% 7% 13% 6% 8% 12% 7% 5% 3% 5% 5% 5% 4% 4% 3% 0% 2% 2% 1% 2% Entyvio Tremfya PRA023 Xeljanz Xeljanz Rinvoq Rinvoq Ozanimod Etrasimod Ph3 Etrasimod Ph3 VTX002 60 mg Phase 3 Phase 3 Phase 2 Phase 3 UC-1 Phase 3 UC-2 Phase 3 UC-1 Phase 3 UC-2 Phase 3 ELEVATE 12 ELEVATE 52 Phase 2 α4β7 IL-23 p19 TL1A S1P1 JAKi Lighter bar represents placebo. Darker bar represents active dose. Delta is included between. Note: Charts represent cross-trial comparisons and not results of a head-to-head study. Caution should be exercised when comparing across trials due to differences in trial design and patient characteristics. Source: PRA023: Danese et. al. (ECCO 2023). Danese et al. Lancet 2022; 399:2113–28. Feagan et al. N Engl J Med 2013; 369:699-710. Sandborn et al. N Engl J Med 2017;376:1723-36. 15 Sandborn et al. N Engl J Med 2021;385:1280-91. Sandborn et al. Lancet 2023;401:1159–71. Tremfya: JNJ Ph3 topline press release. Ventyx data on file.

Pharmacodynamic Effect Is Consistent with Dose Response Absolute Lymphocyte Count (ALC) Percent Change from Baseline VTX002 30mg VTX002 60mg (N=71) (N=68) 0% • Rapid, robust and dose-dependent -10% reductions in absolute lymphocyte count (ALC) observed -20% -30% • VTX002 60 mg achieved a differentiated pharmacodynamic -40% effect compared to predecessor -54% -50% -55% -56% S1P1 receptor modulators in UC -64% -60% • Clear dose response on stringent -70% -67% -67% -68% clinical outcomes supports the -68% benefits of incremental ALC -80% reductions beyond the ~50% level -90% achieved by etrasimod & ozanimod -100% Baseline Week 1 Week 4 Week 8 Week 13 16 Source: Ventyx data on file. Etrasimod and ozanimod lymphocyte data from respective Phase 2 and Phase 3 trials in UC. Percent Change from Baseline in Absolute Lymphocyte Count (ALC), mean

VTX002 Was Safe and Well Tolerated Summary of Adverse Events through Week 13 Placebo VTX002 30 mg VTX002 60 mg Treatment Emergent Adverse Events (N=70) (N=73) (N=70) Subject with any adverse event, n (%) 24 (34%) 34 (47%) 33 (47%) Adverse event related to study drug, n (%) 3 (4%) 7 (10%) 11 (16%) Adverse event leading to study drug discontinuation, n (%)* 0 1 (1%) 2 (4%) † Any Serious Adverse Event (SAE), n (%) 0 2 (3%) 3 (4%) SAE related to study drug, n (%) 0 0 0 Death 0 0 0 *Subjects with AEs leading to discontinuation: Decreased appetite and fatigue (Grade 2, 30 mg, unrelated to study drug); headache (Grade 2, 60 mg); exacerbation of UC (Grade 3, 60 mg, unrelated). † Subjects with SAEs: rectal hemorrhage (Grade 3, 30 mg, unrelated), cholecystitis (Grade 3, 30 mg, unrelated), pulmonary edema (Grade 3, 60 mg, unrelated – patient with hypertension and diabetes, pulmonary edema resolved with diuretic therapy); ulcerative colitis (Grade 3, 60 mg, unrelated); anemia (Grade 3, 60 mg, unrelated) 17 Source: Ventyx data on file

VTX002 Was Safe and Well Tolerated Adverse Events of Interest through Week 13 Placebo VTX002 30 mg VTX002 60 mg Adverse Events of Interest (N=70) (N=73) (N=70) Cardiovascular events, n (%) 3 (4%) 0 1 (1%) Hypertension 3 (4%) 0 1 (1%) Atrioventricular block 0 0 0 Bradycardia 0 0 0 Any severe infection (Grade 3 or higher) 0 0 0 Any opportunistic infection 0 0 0 Herpes zoster 0 1 (1%) 0 Macular edema 0 0 0 No serious or opportunistic infections, atrioventricular block or bradycardia, or macular edema observed 18 Source: Ventyx data on file

Conclusions from Phase 2 Trial in Ulcerative Colitis Phase 2 Data Establish VTX002 as a Potential Best-in-Disease Oral Agent Ø Potential best-in-disease oral efficacy and safety profile: § Highly differentiated efficacy on stringent and objective outcome measures § Compelling clinical remission rate § Unprecedented rate of complete endoscopic remission § Achievement of endoscopic remission/normalization is a high priority treatment objective § Excellent safety profile: § No atrioventricular block or bradycardia § No serious or opportunistic infections § No macular edema Ø Phase 2 data support further development of VTX002 in ulcerative colitis 19

Q&A Session Ventyx Management Team and Guest KOL Bruce Sands, MD CHIEF OF GASTROENTEROLOGY MOUNT SINAI HEALTH SYSTEM